Transamerica Life Insurance Company Administrative Office: 4333 Edgewood Road NE – MS 4240 Cedar Rapids, Iowa 52499

February 28, 2020

Securities and Exchange Commission

100 F Street, NE

Washington, D.C. 20549

Re:	Merrill Lynch Life Variable Annuity Separate Account D

Merrill Lynch IRA Annuity - Registration No. 333-232467

Merrill Lynch Investor Choice – IRA Series – Registration No. 333-232468

Commissioners:

Transamerica Life Insurance Company (the “Company”), on behalf of Registrant, has sent or will send to contract owners the annual/semi-annual reports for the period ended December 31, 2019 for the following underlying mutual funds (“Funds”) in which Registrant invests:

Annual Report Mailings:

Invesco Value Opportunities Fund, SEC File No.: 811-03826

Invesco Mid Cap Core Equity Fund, SEC File No.: 811-02699

Invesco Comstock Fund, SEC File No.: 811-03826

Invesco Equity and Income Fund, SEC File No.: 811-00919

The American Funds: The Bond Fund of America, Inc., SEC File No.: 811-02444

The American Funds: The Investment Company of America, SEC File No.: 811-00116

iShares MSCI EAFE International Index Fund, SEC File No.: 811-07899

BlackRock S&P 500 Fund, SEC File No.: 811-07899

iShares Russell 2000 Small Cap Index Fund, SEC File No.: 811-07899

Cohen & Steers – Real Estate Securities Fund, Inc., SEC File No.: 811-08287

Columbia Acorn Trust – Columbia Acorn USA, SEC File No.: 811-01829

Columbia Acorn Trust – Columbia Acorn International, SEC File No.: 811-01829

Dreyfus Appreciation Fund, Inc., SEC File No.: 811-03081

Eaton Vance Large-Cap Value Fund, SEC File No.: 811-01545

Lord Abbett Bond Debenture Fund, Inc., SEC File No.: 811-02145

Lord Abbett Mid-Cap Stock Fund, Inc., SEC File No.: 811-03691

Pioneer Fund, SEC File No.: 811-01466

Pioneer Real Estate Shares Fund, SEC File No.: 811-07870

Columbia Mid Cap Growth Fund, Inc., SEC File No.: 811-04367

Columbia Select Smaller-Cap Value Fund , SEC File No.: 811-21852

Member of the Group

Transamerica Life Insurance Company Administrative Office: 4333 Edgewood Road NE – MS 4240 Cedar Rapids, Iowa 52499

Semi-Annual Report Mailings:

AllianzGI NFJ Dividend Value Fund, SEC File No.: 811-06161

AllianzGI NFJ Mid-Cap Value Fund, SEC File No.: 811-06161

AllianzGI NFJ Small Cap Value Fund, SEC File No.: 811-06161

BlackRock Basic Value Fund, Inc., SEC File No.: 811-02739

BlackRock International Fund, SEC File No: 811-04182

BlackRock Global SmallCap Fund, Inc., SEC File No.: 811-07171

Delaware Group Equity Funds III – Delaware Smid Cap Growth Fund, SEC File No.: 811-04413

JPMorgan Multi-Cap Market Neutral Fund, SEC File No.: 811-04236

JPMorgan Small Cap Growth Fund, SEC File No: 811-04236

Oppenheimer Main Street Mid-Cap Fund, SEC File No.: 811-09333

Putnam International Equity Fund, SEC File No.: 811-06190

AMG Managers Cadence Capital Appreciation Fund, SEC File No.:811-03752

Some of the funds listed above may not be available under every policy or contract offered by the Registrant.

The Company understands that the Funds have filed or will file their semi-annual/annual reports with the Commission under separate cover.

Please direct any question or comment regarding the enclosed to the undersigned at (702) 488-7884.

Very truly yours,

/s/ Brian Stallworth
Brian Stallworth
Assistant Secretary

Member of the Group